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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  --------

                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) JUNE 14, 2000
                                                 -------------

                            FEDDERS CORPORATION
                            -------------------
           (Exact name of registrant as specified in its charter)

        Delaware                     1-8831                  22-2572390
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(State or other jurisdiction   (Commission File No.)       (IRS Employer
of Incorporation)                                       Identification No.)


   505 Martinsville Road, Liberty Corner, NJ          07938-0813
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   (Address of principal executive offices)            (zip code)


                               (908) 604-8686
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            (Registrant's telephone number, including area code)


                               Not Applicable
  -------------------------------------------------------------------------
        (Former name or former address, if changed since last report)


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 Item 4.   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
           FINANCIAL DISCLOSURE

On June 20, 2000, the Registrant engaged Deloitte & Touche LLP ("D&T") as the Registrant's independent accountants for fiscal year 2000, replacing BDO Seidman, LLP (the "Former Accountants") as the Registrant's independent auditors. The change was approved by the Registrant's board of directors.

The Former Accountants' report on the Registrant's consolidated financial statements for each of the past two years did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

During the Registrant's two most recent fiscal years and any subsequent interim period, there were no disagreements between the Registrant and the former Accountants on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, nor were there any "Reportable Events" within the meaning of Item 304(a)(1)(iv) of Regulation S-K.

The Former Accountants' letter to the Commission is filed herewith as Exhibit
1.


Item 7.   Financial Statements and Exhibits

      (c)  Exhibits

           1   Letter dated June 20, 2000 from BDO Seidman LLP to the
               Commission.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 20, 2000


FEDDERS CORPORATION (Registrant)



By: /s/  MICHAEL GIORDANO
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    Michael Giordano, Vice President Finance,
    and Chief Financial Officer